Exhibit 99.1 Disclosures Required by Rule 15Ga-11,2

Name of Issuing Entity	Check if Registered	Name of Originator3	Total Assets in ABS by Originator			Assets That Were Subject of Demand			Assets That Were Repurchased or Replaced			Assets Pending Repurchase or Replacement4			Demand in Dispute			Demand Withdrawn			Demand Rejected
Asset Class: Residential Mortgage Loans			(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)
BCAP LLC Trust 2007-AB1 CIK #: 0001405863	X	Wells Fargo Bank, National Association	2,494	$564,886,203.31	100.00%	0	$-	0.00%	0	$-	0.00%	1	$152,100.00	0.03%	0	$-	0.00%	0	$-	0.00%	0	$-	0.00%
BCAP LLC Trust 2007-AB1 Total			2,494	$564,886,203.31	100.00%	0	$-	0.00%	0	$-	0.00%	1	$152,100.00	0.03%	0	$-	0.00%	0	$-	0.00%	0	$-	0.00%
Residential Mortgage Loan Totals			2,494	$564,886,203.31		0	$-		0	$-		1	$152,100.00		0	$-		0	$-		0	$-

1 In connection with the preparation of this filing, we undertook the following steps to gather the information required by this Form ABS-15G and Rule 15Ga-1: (i) identifying all asset-backed securities transactions in which we acted as a securitizer that were not the subject of a filing on Form ABS-15G by an affiliated securitizer, (ii) performing a diligent search of our records and the records of affiliates that acted as securitizers in our transactions for all relevant information, (iii) reviewing appropriate documentation from all relevant transactions to determine the parties responsible for enforcing representations and warranties, and other parties who might have received repurchase requests (such parties, “Demand Entities”) and (iv) making written request of, or entering into a written agreement with, each Demand Entity to provide any information in its possession regarding requests or demands to repurchase any loans for a breach of a representation or warranty with respect to any relevant transaction. We followed up written requests made of Demand Entities as we deemed appropriate.

2 If activity with respect to a particular asset occurred in the prior reporting period and the status of such asset remained unchanged as of the end of the subject reporting period, no activity with respect to such asset is reported herein.

3 The entity identified as “Originator” is the entity that sold the assets to the sponsor, based on the sponsor’s records. This entity may or may not be the originator of the assets. The securitizer is not able to obtain further information as to the identity of the originator without unreasonable effort or expense.

4 Assets included in the column entitled “Assets Pending Repurchase or Replacement” includes only assets for which a decision to repurchase or replace has been approved but such action has not been completed (or we are unable to determine if such action has been completed), and are shown without regard to cure period status. The outstanding principal balance of the asset in the column entitled “Assets Pending Repurchase or Replacement” is calculated based on the outstanding principal balance as of the cut-off date for the related transaction. The outstanding principal balance as of the last day of the reporting period was not provided by the trustee or any other Demand Entity despite our request and is not otherwise available without incurring unreasonable effort or expense.